THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.
/s/ Patrick F. Quan
Patrick F. Quan
Secretary

                           [The American Funds Logo]

--------------------------------------------------------------------------------

                                The Growth Fund
                                   of America
                                   Prospectus

                                NOVEMBER 1, 1997

THE GROWTH FUND OF AMERICA

One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                         3
 .................................................................
Financial Highlights             4
 .................................................................
Investment Policies and Risks    5
 .................................................................
Securities and Investment
Techniques                       5
 .................................................................
Multiple Portfolio Counselor
System                           8
Investment Results              10
 .................................................................
Dividends, Distributions and
Taxes                           11
 .................................................................
Fund Organization and
Management                      12
 .................................................................
Shareholder Services            15

--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


05-010-1197

--------------------------------------------------------------------------------
EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.


You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.


SHAREHOLDER TRANSACTION EXPENSES


Maximum sales charge on purchases
(as a percentage of offering price)                          5.75%
 ................................................................................


SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------


Management fees                                            0.36%
 ................................................................................
12b-1 expenses                                             0.24%(1)
 ................................................................................
Other expenses                                             0.12%
 ................................................................................
Total fund operating expenses                              0.72%


(1) 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------


One year                                                     $  64
 ................................................................................
Three years                                                  $  79
 ................................................................................
Five years                                                   $  95
 ................................................................................
Ten years                                                    $ 142


THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.


                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    3

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA*


                                                       YEARS ENDED AUGUST 31
                                                    ...........................
                      1997     1996     1995     1994     1993     1992     1991     1990     1989      1988
                     ---------------------------------------------------------------------------------------
Net asset value,
beginning of year     $15.39   $16.55   $13.81   $13.58   $11.02   $11.21    $9.22   $11.53    $8.71    $10.61
--------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                   .13      .13      .13      .07      .07      .12      .21      .28      .27       .14
 ...............................................................................................................
Net realized and
unrealized gain
(loss) on
investments             5.59     (.01)    3.21      .71     2.63      .40     2.43    (1.29)    3.00     (1.34)
 ...............................................................................................................
Total income (loss)
from investment
operations              5.72      .12     3.34      .78     2.70      .52     2.64    (1.01)    3.27     (1.20)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from
net investment
income                  (.11)    (.14)    (.08)    (.06)    (.09)    (.17)    (.24)    (.31)    (.15)     (.15)
 ...............................................................................................................
Distributions from
net realized gains      (.86)   (1.14)    (.52)    (.49)    (.05)    (.54)    (.41)    (.99)    (.30)     (.55)
 ...............................................................................................................
Total distributions     (.97)   (1.28)    (.60)    (.55)    (.14)    (.71)    (.65)   (1.30)    (.45)     (.70)
 ...............................................................................................................
Net asset value, end
of year               $20.14   $15.39   $16.55   $13.81   $13.58   $11.02   $11.21    $9.22   $11.53     $8.71
--------------------------------------------------------------------------------------------------------------
Total return(1)       38.54%     .90%   25.56%    5.98%   24.64%    4.91%   30.55%   (9.76%)  39.35%   (10.73%)
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets,
end of year
(in millions)        $11,646  $ 8,511  $ 7,525  $ 5,427  $ 5,018  $ 3,700  $ 2,903  $ 1,912  $ 1,686  $  1,038
 ...............................................................................................................
Ratio of expenses to
average net assets      .72%     .74%     .75%     .78%     .77%     .79%     .83%     .79%     .78%      .71%
 ...............................................................................................................
Ratio of net income
to average net
assets                  .73%     .82%     .90%     .49%     .56%    1.11%    2.13%    2.67%    2.82%     1.56%
 ...............................................................................................................
Average commissions
paid per share(2)      5.01c    5.62c    5.94c    6.05c    6.82c    6.94c    7.23c    7.13c    7.00c     6.64c
 ...............................................................................................................
Portfolio turnover
rate                  34.10%   27.95%   26.90%   24.77%   25.23%   10.64%   18.92%   17.69%   30.28%    18.33%
--------------------------------------------------------------------------------------------------------------


* All per share data reflect the 100% stock dividend effected on December 13, 1996.
(1) Excludes maximum sales charge of 5.75%.

(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.



  4   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
The fund aims to provide you with growth of capital.

The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of common stocks. However, assets may also be held in securities convertible into common stocks, cash or cash equivalents, straight debt securities (including U.S. Government securities), or nonconvertible preferred stocks. The fund will maintain at least 65% of the value of its assets in growth-type securities under normal market conditions.


The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Limits on the fund's investment policies are determined at the time of purchase and are based on the fund's net assets, unless otherwise stated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.



THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.


--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES


Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.



                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    5

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.


The fund may invest up to 10% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds and may have characteristics similar to the equity securities eligible for purchase by the fund. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as C by Moody's or D by S&P which are described by the rating agencies as "having extremely poor prospects of ever attaining any real investment standing" or "in default and payment of interest and/or repayment of principal is in arrears." See the statement of additional information for a complete description of the bond ratings.


Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.


During the previous fiscal year, the fund did not hold any fixed-income securities with maturities greater than one year or convertible instruments. Money market instruments and cash made up an average of 15.52% of the fund's portfolio.


OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are


  6   THE GROWTH FUND OF AMERICA / PROSPECTUS
often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of securities that are illiquid.

INVESTING IN VARIOUS COUNTRIES


The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.



Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund may purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.



                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    7

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM


The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.



  8   THE GROWTH FUND OF AMERICA / PROSPECTUS

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT PROFESSIONAL
                                                                                (APPROXIMATE)
                                                                           ........................
                                                YEARS OF EXPERIENCE
                                               AS PORTFOLIO COUNSELOR    WITH CAPITAL
    PORTFOLIO                                      (AND RESEARCH         RESEARCH AND
    COUNSELORS                                     PROFESSIONAL,          MANAGEMENT
  FOR THE GROWTH                               IF APPLICABLE) FOR THE     COMPANY OR
       FUND                                    GROWTH FUND OF AMERICA        ITS
    OF AMERICA          PRIMARY TITLE(S)           (APPROXIMATE)          AFFILIATES     TOTAL YEARS
 ---------------------------------------------------------------------------------------------------
 GORDON CRAWFORD     Senior Vice President     6 years (in addition      26 years        26 years
                     and Director, Capital     to 16 years as a
                     Research and              research professional
                     Management Company        prior to becoming a
                                               portfolio counselor
                                               for the fund)
 ---------------------------------------------------------------------------------------------------
 JAMES E. DRASDO     Senior Vice President     12 years (in addition     20 years        26 years
                     of the fund. Senior       to 9 years as a
                     Vice President and        research professional
                     Director, Capital         prior to becoming a
                     Research and              portfolio counselor
                     Management Company        for the fund)
 ---------------------------------------------------------------------------------------------------
 WILLIAM C.          Senior Partner, The       24 years**                38 years        44 years
 NEWTON              Capital Group Partners
                     L.P.*
 ---------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL    Vice President of the     4 years (in addition      12 years        12 years
                     fund. Vice President,     to 6 years as a
                     Capital Research and      research professional
                     Management Company        prior to becoming a
                                               portfolio counselor
                                               for the fund)
 ---------------------------------------------------------------------------------------------------
 JAMES F.            President of the fund.    9 years (in addition      27 years        27 years
 ROTHENBERG          President and             to 3 years as a
                     Director, Capital         research professional
                     Research and              prior to becoming a
                     Management Company        portfolio counselor
                                               for the fund)
 ---------------------------------------------------------------------------------------------------
 R. MICHAEL          Chairman, Capital         12 years                  33 years        33 years
 SHANAHAN            Research and
                     Management Company
 ---------------------------------------------------------------------------------------------------
  * Company affiliated with Capital Research and Management Company.
 ** Since Capital Research and Management Company took over management of the fund in 1973.



                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    9

--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.


X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.


X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.


X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1997)


                                   THE FUND         THE FUND
                                    AT NET         AT MAXIMUM
         AVERAGE ANNUAL             ASSET             SALES           S&P
         TOTAL RETURNS:            VALUE(1)        CHARGE(1,2)       500(3)       CPI(4)
----------------------------------------------------------------------------------------
One year                            38.22%            30.25%          40.40%        2.51%
 .........................................................................................
Five years                          19.21%            17.81%          20.73%        2.67%
 .........................................................................................
Ten years                           14.31%            13.63%          14.72%        3.43%
 .........................................................................................
Lifetime(5)                         17.91%            16.89%          14.47%        5.41%
-----------------------------------------------------------------------------------------


(1) These fund results were calculated according to a standard formula that is required for all stock and bond funds.

(2) The maximum sales charge has been deducted.


(3) The Standard & Poor's 500 Index represents stocks. This index in unmanaged and does not reflect sales charges, commissions or expenses.


(4) Consumer Price Index is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


(5) For the period beginning December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser).



  10   THE GROWTH FUND OF AMERICA / PROSPECTUS

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

[Bar Chart]

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends are usually paid in December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.


If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    11

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation in 1983. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


  12   THE GROWTH FUND OF AMERICA / PROSPECTUS

THE INVESTMENT ADVISER


Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.50% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."


Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION


The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."


PORTFOLIO TRANSACTIONS


Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.



                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    13

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.

                             (8 A.M. TO 8 P.M. ET):


                                  800/421-0180

                                     [U.S. TIMEZONE MAP]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 804/670-4773


  14   THE GROWTH FUND OF AMERICA / PROSPECTUS

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributions reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    15

X Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege


  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account...................................   $ 1,000
     For a retirement plan account........................   $   250
     For a retirement plan account through payroll           $    25
       deduction..........................................
To add to an account......................................   $    50
     For a retirement plan account........................   $    25


  16   THE GROWTH FUND OF AMERICA / PROSPECTUS

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.


                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      ..................            DEALER
                                                    NET         CONCESSION AS
                                   OFFERING        AMOUNT       % OF OFFERING
           INVESTMENT               PRICE         INVESTED          PRICE
-----------------------------------------------------------------------------
Less than $50,000                      5.75%          6.10%           5.00%
 .............................................................................
$50,000 but less than $100,000         4.50%          4.71%           3.75%
 .............................................................................
$100,000 but less than $250,000        3.50%          3.63%           2.75%
 .............................................................................
$250,000 but less than $500,000        2.50%          2.56%           2.00%
 .............................................................................
$500,000 but less than $1 million      2.00%          2.04%           1.60%
 .............................................................................
$1 million or more and certain
other investments described below  see below      see below       see below


PURCHASES NOT SUBJECT TO SALES CHARGES


Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on all investments described above. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.


ADDITIONAL DEALER COMPENSATION


In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During the current fiscal year, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.



                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    17

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation


  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.


  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation


  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.


X Statement of Intention


  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.



  18   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES


You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine Online(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.


Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine Online(SM), or by fax. Sales by telephone, computer, or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.



Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution, bank, savings association, or credit union. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.



                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    19

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)


You may check your share balance, the price of your shares, or your most recent account transaction, sell shares (up to $50,000 per shareholder each day) or exchange shares around the clock with American FundsLine(R) or American FundsLine Online(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds' Web site on the Internet at www.americanfunds.com.


TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES


Unless you opt out of the telephone, computer (including American FundsLine(R) or American FundsLine Online(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, cost or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.


Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS


You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.



  20   THE GROWTH FUND OF AMERICA / PROSPECTUS

NOTES


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    21

NOTES


  22   THE GROWTH FUND OF AMERICA / PROSPECTUS

NOTES


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    23

  FOR SHAREHOLDER SERVICES         FOR DEALER SERVICES
  American Funds                   American Funds
  Service Company                  Distributors
  800/421-0180 ext. 1              800/421-9900 ext. 11
                      FOR 24-HOUR INFORMATION
                 American          American Funds
                 FundsLine(R)      Internet Web site
                 800/325-3590      http://www.americanfunds.com
  Telephone conversations may be recorded or monitored for
  verification, recordkeeping and quality assurance purposes.
  ---------------------------------------------------------------
  MULTIPLE TRANSLATIONS
  This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.
  ---------------------------------------------------------------
                      OTHER FUND INFORMATION
  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Includes financial statements, detailed performance
  information, portfolio holdings, a statement from portfolio management and the independent auditor's report (in the annual report).
  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.
  A current SAI has been filed with the Securities and Exchange
  Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.
  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.
  To request a free copy of any of the documents above:
  Call American Funds      or      Write to the Secretary
  Service Company                  of the fund
  800/421-0180 ext. 1              P.O. Box 7650
                                   San Francisco, CA 94120


This prospectus has been printed on recycled paper.[RECYCLING ARROWS LOGO]


  24   THE GROWTH FUND OF AMERICA / PROSPECTUS